UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 6, 2006

Diamond Jo, LLC	Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

42-1483875	20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3rd Street Ice Harbor

P.O. Box 1750

Dubuque, Iowa  52001-1750

(Address of executive offices, including zip code)

(563) 583-7005

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2006, Diamond Jo, LLC ("DJL") and The Old Evangeline Downs, L.L.C. ("OED") entered into a Third Amendment to Loan and Security Agreement and Consent (the "Amendment") with Wells Fargo Foothill, Inc. ("Wells Fargo"), as the arranger and agent for the lenders thereunder, which amends that certain Loan and Security Agreement, dated June 16, 2004, among DJL, OED and Wells Fargo (as amended and supplemented, the "Loan Agreement").

The Amendment provides, among other things, that:

-	OED will be permitted to make capital expenditures, in addition to those otherwise previously permitted by the terms of the Loan Agreement, in an aggregate amount not to exceed $25,000,000 in connection with a proposed project to develop and construct a 116 room hotel and 30,000 square foot events center contiguous to OED's casino and racetrack in Opelousas, Louisiana;

-	The applicable margin for advances made under the Loan Agreement with respect to base rate loans and LIBOR rate loans were reduced to (i) 0.50% and 3.00% where consolidated EBITDA for the applicable 12-month period is less than $35,000,000, (ii) 0.25% and 2.50% where consolidated EBITDA for the applicable 12-month period is greater than or equal to $35,000,000 but less than $52,000,000, (iii) 0% and 2.25% where consolidated EBITDA for the applicable 12-month period is greater than or equal to $52,000,000 but less than $62,000,000, and (iv) 0% and 2.00% where consolidated EBITDA for the applicable 12-month period is greater than or equal to $62,000,000; and

-	The applicable margin for each letter of credit fee was reduced to (i) 2.50% where consolidated EBITDA for the applicable 12-month period is less than $52,000,000, (ii) 2.25% where consolidated EBITDA for the applicable 12-month period is greater than or equal to $52,000,000 but less than $62,000,000, and (iii) 2.00% where consolidated EBITDA for the applicable 12-month period is greater than or equal to $62,000,000.

SIGNATURES

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA GAMING, LLC

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

DIAMOND JO, LLC

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

PENINSULA GAMING, CORP.

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

Date:  December 12, 2006